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Exhibit 10.14

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED DISTRIBUTION SUPPORT
AGREEMENT

        This Amendment is made and entered into as of April 11, 2012 (this "Amendment") and amends the Second Amended and Restated Distribution Support Agreement dated as of November 8, 2011 (the "Agreement") between NorthStar Realty Finance Corp. ("NRFC") and NorthStar Real Estate Income Trust, Inc. (the "Company"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

        WHEREAS, each of NRFC and the Company desires to amend the Agreement to extend the term of the Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, each of NRFC and the Company agrees as follows:

          1.     Section 4 of the Agreement is hereby deleted in its entirety and replaced with the following:

            "4. Term.    This Agreement shall be in effect until the earlier of (a) the third anniversary of the commencement of the Offering or (b) the date upon which neither NS Advisor nor another Affiliate of NRFC is serving as the Company's Advisor (as such term is defined in the Company's Articles of Incorporation, as amended from time to time) with responsibility for the Company's day-to-day operations (the "Term")."

          2.     Except to the extent amended hereby, the provisions of the Agreement shall remain unmodified, and the Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with its terms.

          3.     This Amendment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signatures appear on following page]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Second Amended and Restated Distribution Support Agreement as of the date and year first above written.

NorthStar Real Estate Income Trust, Inc.
By:	/s/ DANIEL R. GILBERT
	Name:	Daniel R. Gilbert
	Title:	President and Chief Investment Officer
NorthStar Realty Finance Corp.
By:	/s/ DANIEL R. GILBERT
	Name:	Daniel R. Gilbert
	Title:	Co-President and Chief Investment Officer

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  Exhibit 10.14
AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED DISTRIBUTION SUPPORT AGREEMENT